Exhibit 4.2

FIRST SUPPLEMENTAL INDENTURE

THIS FIRST SUPPLEMENTAL INDENTURE, dated as of June 11, 2015 (this “Supplemental Indenture”), is between EXELON CORPORATION, a Pennsylvania corporation (the “Company”), and The Bank of New York Mellon Trust Company, National Association, a national banking association, as trustee (the “Trustee”).

WITNESSETH

WHEREAS, pursuant to the Indenture, dated as of June 11, 2015, between the Company and the Trustee (the “Base Indenture” and, together with and as supplemented by this Supplemental Indenture, the “Indenture”), the Company may from time to time issue and sell Securities (as defined in the Base Indenture) in one or more series and, pursuant to Section 2.3 of the Base Indenture, the Company may establish the form or terms of Securities of any series issued thereunder through one or more supplemental indentures pursuant to Section 2.4 of the Base Indenture;

WHEREAS, the Company desires by this Supplemental Indenture to create and authorize five new series of Securities entitled as follows: (i) “1.550% Notes due 2017” (the “2017 Notes”), limited initially to $550,000,000 in aggregate principal amount, (ii) “2.850% Notes due 2020” (the “2020 Notes”), limited initially to $900,000,000 in aggregate principal amount, (iii) “3.950% Notes due 2025” (the “2025 Notes”), limited initially to $1,250,000,000 in aggregate principal amount, (iv) “4.950% Notes due 2035” (the “2035 Notes”), limited initially to $500,000,000 in aggregate principal amount, and (v) “5.100% Notes due 2045” (the “2045 Notes” and, together with the 2017 Notes, the 2020 Notes, the 2025 Notes and the 2035 Notes, the “Notes”), limited initially to $1,000,000,000 in aggregate principal amount, and to provide the terms and conditions of the Notes and upon which the Notes are to be executed, registered, authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Supplemental Indenture;

WHEREAS, the Company has duly authorized the execution and delivery of this Supplemental Indenture to establish the 2017 Notes, the 2020 Notes, the 2025 Notes, the 2035 Notes and the 2045 Notes each as a series of Securities under the Base Indenture and to provide for, among other things, the issuance and form of each series of Notes and the terms, provisions and conditions thereof;

WHEREAS, the 2017 Notes, the 2020 Notes, the 2025 Notes, the 2035 Notes and the 2045 Notes are five series of Securities and are being issued under the Base Indenture and are subject to the terms contained therein and herein;

WHEREAS, the 2017 Notes, the 2020 Notes, the 2025 Notes, the 2035 Notes and the 2045 Notes are to be substantially in the form attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4 and Exhibit A-5, respectively; and

WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by or on behalf of the Trustee as provided in the Base Indenture and this Supplemental Indenture, the valid, binding and legal obligations of the Company, and to make this Supplemental Indenture a legal, binding and enforceable agreement, have been done and performed.

NOW, THEREFORE, in order to declare the terms and conditions upon which the Notes are executed, registered, authenticated, issued and delivered, and in consideration of the foregoing premises and the purchase of such Notes by the Holders thereof, the Company and the Trustee mutually covenant and agree, for the equal and proportionate benefit of the Holders from time to time of the Notes, as follows:

Section 1. Definitions. Terms used in this Supplemental Indenture and not defined herein shall have the respective meanings given such terms in the Base Indenture.

Section 2. Creation and Authorization of Series.

(a) There is hereby created and authorized the following five new series of Securities to be offered and issued under the Base Indenture, to be designated as the:

(i)	“1.550% Notes due 2017”

(ii)	“2.850% Notes due 2020”

(iii)	“3.950% Notes due 2025”

(iv)	“4.950% Notes due 2035”

(v)	“5.100% Notes due 2045”

(b) The 2017 Notes shall be limited initially to $550,000,000 in aggregate principal amount, the 2020 Notes shall be limited initially to $900,000,000 in aggregate principal amount, the 2025 Notes shall be limited initially to $1,250,000,000 in aggregate principal amount, the 2035 Notes shall be limited initially to $500,000,000 in aggregate principal amount and the 2045 Notes shall be limited initially to $1,000,000,000 in aggregate principal amount. Notwithstanding the foregoing initial aggregate principal amounts, the Company may, from time to time and without consent of any Holders of the Notes, re-open any series of Notes on terms identical in all respects to the outstanding Notes of such series (except for the date of issuance, the date interest begins to accrue and, in certain circumstances, the first interest payment date), so that such additional notes shall be consolidated with, form a single series with and increase the aggregate principal amount of the Notes of such series; provided that the additional notes shall have a separate CUSIP number unless: (i) the additional notes and the outstanding Notes of the original series are treated as part of the same “issue” of debt instruments for U.S. federal income tax purposes, (ii) the additional notes are issued pursuant to a “qualified reopening” of the outstanding Notes of the original series for U.S. federal income tax purposes or (iii) the additional notes are, and the outstanding Notes of the original series were, issued without or with less than a de minimis amount of original issue discount for U.S. federal income tax purposes. Such additional notes shall have the same terms as to ranking, redemption, guarantees, waivers, amendments or otherwise, as the applicable series of Notes, and will vote together as one class on all matters with respect to such series of Notes.

(c) The form of security for the 2017 Notes is Exhibit A-1, the form of security for the 2020 Notes is Exhibit A-2, the form of security for the 2025 Notes is Exhibit A-3, the form of security for the 2035 Notes is Exhibit A-4 and the form of security for the 2045 Notes is Exhibit A-5.

(d) The date on which the principal is payable on each series of the Notes, unless accelerated pursuant to the terms of the Indenture, shall be as provided in the applicable form of security attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4 or Exhibit A-5.

(e) The Notes of each series shall bear interest as provided in the applicable form of security attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4 or Exhibit A-5. The Interest Payment Dates, and the Regular Record Dates for the determination of Holders of the Notes to whom such interest is payable, for each series, shall be as provided in the applicable form of security attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4 or Exhibit A-5.

(f) The Notes will be the Company’s direct unsecured general obligations and will rank equally with all of its existing and future unsecured and unsubordinated debt, will be senior in right of payment to all of its existing and future subordinated debt and will be junior to any of its future secured debt to the extent of the value of the collateral securing such secured debt.

(g) The Notes of each series will be issued only in fully registered form, without coupons, in denominations provided herein and in the applicable form of security attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4 or Exhibit A-5.

(h) The Notes shall be subject to the Events of Default provided in Section 5.1 of the Base Indenture. For purposes of the Notes (but not other Securities, unless provided by the terms thereof), an “Event of Default” shall also include:

the Company’s failure to pay principal at maturity or acceleration following a default in an aggregate amount of $100 million or more with respect to any Indebtedness (as defined below) of the Company (not including Indebtedness of the Company’s Subsidiaries), or the acceleration of any of the Company’s Indebtedness in an aggregate amount of $100 million or more, which default is not cured, waived or postponed pursuant to an agreement with the holders of the Indebtedness within 30 days after written notice, or the acceleration is not rescinded or annulled within 30 days after written notice.

As used above, “Indebtedness” means all obligations for borrowed money.

(i) The discharge, defeasance and covenant defeasance provisions that will apply to the Notes shall be as provided in the Base Indenture.

(j) The Notes of each series shall be issued in the form of one or more Registered Global Securities substantially in the applicable form of security attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4 or Exhibit A-5. The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Notes of each series. Additional provisions applicable to the Notes issued in the form of a Registered Global Security are set forth in the applicable form of security attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4 or Exhibit A-5.

(k) The Notes shall be issuable only in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof.

(l) The Trustee will initially act as the Paying Agent with respect to the Notes of each series. The office of the Paying Agent will be located at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602.

(m) Except as otherwise set forth herein and in the Notes, the terms of the Notes shall be as set forth in the Base Indenture, including those made part of the Base Indenture by reference to the Trust Indenture Act.

Section 3. Redemption.

(a) Optional Redemption. The Company shall have the right to redeem the Notes, in whole or in part, at its option, as follows: the 2017 Notes may be redeemed at any time, the 2020 Notes may be redeemed at any time prior to May 15, 2020, the 2025 Notes may be redeemed at any time prior to March 15, 2025, the 2035 Notes may be redeemed at any time prior to December 15, 2034 and the 2045 Notes may be redeemed at any time prior to December 15, 2044, in each case upon at least 15 days’ but no more than 60 days’ notice, at a redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued to the redemption date) to maturity in the case of the 2017 Notes or, in the case of the 2020 Notes, the 2025 Notes, the 2035 Notes and the 2045 Notes, to May 15, 2020, March 15, 2025, December 15, 2034 or December 15, 2044, as applicable, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points in the case of the 2017 Notes, plus 20 basis points in the case of the 2020 Notes, plus 25 basis points in the case of the 2025 Notes, plus 30 basis points in the case of the 2035 Notes and plus 30 basis points in the case of the 2045 Notes, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to but excluding the date of redemption.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker (as defined below) as having an actual or interpolated maturity comparable to the remaining term of the Notes being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the notes.

“Comparable Treasury Price” means, with respect to any redemption date, the average of the Reference Treasury Dealer Quotations (as defined below) for such redemption date.

“Independent Investment Banker” means one of the Reference Treasury Dealers (as defined below) appointed by us.

“Reference Treasury Dealer” means (1) any of Barclays Capital, Inc. or Goldman, Sachs & Co. or their respective affiliates and (2) one other primary U.S. Government securities dealer in the United States of America (each, a “Primary Treasury Dealer”) selected by the Company; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, or is unwilling or unable to serve in such role, the Company shall substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company at 3:30 p.m. New York City time on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to actual or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Company shall have the right to redeem the 2020 Notes at any time on or after May 15, 2020, the 2025 Notes at any time on or after March 15, 2025, the 2035 Notes at any time on or after December 15, 2034 or the 2045 Notes at any time on or after December 15, 2044, in each case, in whole or in part, at its option, upon at least 15 days’ and not more than 60 days’ notice, at a redemption price, as calculated by the Company, equal to 100% of the principal amount of the notes then outstanding to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to but excluding the redemption date. The Trustee shall have no obligation to calculate or verify any redemption price or premium (if any).

Any optional redemption other than the Special Optional Redemption (as defined below) may be conditioned upon the consummation of one or more other transactions, including any debt or equity issuance by the Company or any of its parent companies or Subsidiaries.

(b) Special Optional Redemption.

(i) The 2025 Notes, the 2035 Notes and the 2045 Notes may be redeemed, in whole, at the option of the Company, at any time prior to December 31, 2015, at a redemption price equal to 101% of the aggregate principal amount of the Notes of the applicable series, plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever is later, to but not including the date of redemption, if, in the Company’s judgment, its acquisition of Pepco Holdings, Inc. (the “Merger”) will not be consummated on or prior to December 31, 2015 (the “Special Optional Redemption”).

(ii) If the Company exercises its option in clause (b)(i) above, it shall provide notice to each Holder of the applicable series of Notes and to the Trustee, stating, among other matters, that it is exercising such option and that all of the Notes of the applicable series will be redeemed on the redemption date set forth in the notice (which redemption date shall be no earlier than three Business Days and no later than 30 days from the date such notice is given). This Section 3(b)(ii) shall apply to the Special Optional Redemption in lieu of Section 11.2 of the Base Indenture.

(c) Special Mandatory Redemption.

(i) Upon the first to occur of either (x) December 31, 2015, if the Merger is not consummated on or prior to such date, or (y) the date on which the agreement relating to the Merger is terminated (each a “Special Mandatory Redemption Trigger”), the Company shall redeem the 2025 Notes, the 2035 Notes and the 2045 Notes (the “Special Mandatory Redemption”), in whole, at a redemption price equal to 101% of the aggregate principal amount of such series of Notes, plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever is later, to but not including the date of the Special Mandatory Redemption.

(ii) Within five Business Days after the occurrence of a Special Mandatory Redemption Trigger, the Company shall provide notice of the Special Mandatory Redemption to each Holder of the 2025 Notes, the 2035 Notes and the 2045 Notes and to the Trustee, stating, among other matters, that a Special Mandatory Redemption Trigger has occurred and that all such series of Notes shall be redeemed on the redemption date set forth in the notice (which shall be no earlier than three Business Days and no later than 30 days from the date such notice is given). This Section 3(c)(ii) shall apply to the Special Mandatory Redemption in lieu of Section 11.2 of the Base Indenture.

Section 4. Effect of Supplemental Indenture. This Supplemental Indenture is a supplemental indenture within the meaning of the Base Indenture. The provisions of this Supplemental Indenture are intended to supplement those of the Base Indenture as in effect immediately prior to the execution and delivery hereof. The Base Indenture shall remain in full force and effect except to the extent that the provisions of the Base Indenture are expressly modified by the terms of this Supplemental Indenture. The Base Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects ratified, confirmed and approved and, with respect to the Notes, the Base Indenture, as supplemented and amended by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

Notwithstanding any other provision of the Base Indenture or this Supplemental Indenture to the contrary, to the extent any provisions of this Supplemental Indenture or any Note issued hereunder shall conflict with any provision of the Base Indenture, the provisions of this Supplemental Indenture (including the terms and conditions of each series of Notes set forth in Section 2 hereof) shall govern.

Section 5. Governing Law. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles thereunder, except to the extent that the law of any other jurisdiction shall be mandatorily applicable.

Section 6. Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE OR THE TRANSACTION CONTEMPLATED HEREBY.

Section 7. Trustee’s Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of the Notes of any series, it shall not be accountable for the Company’s use of the proceeds from the Notes of any series or any money paid to the Company or upon the Company’s direction under any provision of the Indenture or the Notes, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes of any series or any other document in connection with the sale of the Notes of any series or pursuant to this Supplemental Indenture other than its certificate of authentication.

Section 8. Amendments and Supplements. Except as provided below, this Supplemental Indenture and the terms of the Notes shall be modified only as provided in Article VIII of the Base Indenture.

With respect to the 2025 Notes, the 2035 Notes and the 2045 Notes (but not other Securities, unless provided by the terms thereof), no supplemental indenture shall modify the date or amount of payment with respect to the Special Mandatory Redemption without the consent of each Holder of such series of the Notes.

Section 9. Trust Indenture Act Controls. If any provision hereof limits, qualifies or conflicts with the duties imposed by the Trust Indenture Act § 318(c), the imposed duties shall control.

Section 10. Counterpart Originals. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Delivery of an executed counterpart of a signature page to this Supplemental Indenture by telecopier, facsimile or other electronic transmission (i.e. a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture and signature pages for all purposes.

[The remainder of this page is left blank intentionally]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

EXELON CORPORATION

By:	/s/ Kevin Garrido
	Name:	Kevin Garrido
	Title:	Assistant Treasurer

[Signature page to First Supplemental Indenture]

THE BANK OF NEW YORK MELON TRUST COMPANY, NATIONAL ASSOCIATION

By:	/s/ Teresa Petta
	Name:	Teresa Petta
	Title:	Vice President

[Signature page to First Supplemental Indenture]

Exhibit A-1

[Face of Security]

EXELON CORPORATION

Certificate No. [●]

[THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR A NOMINEE OF THE DEPOSITORY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), AND ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS REGISTERED GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.]1

1.550% NOTES DUE 2017

CUSIP No. 30161N AG6

ISIN No. US30161NAG60

Exelon Corporation, a Pennsylvania corporation (the “Company”), for value received, hereby promises to pay to [CEDE & CO.]2, as nominee for The Depositary Trust Company, or its registered assigns, the principal sum of $         Dollars ($) [or such greater or lesser amount as is indicated on the Schedule of Adjustments attached hereto]3 on June 9, 2017, and to pay interest thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

[1]	Insert in Global Notes only.
[2]	Insert in Global Notes only.
[3]	Insert in Global Notes only.

Interest Payment Dates: June 9 and December 9 of each year, with the first payment to be made on December 9, 2015.

Regular Record Dates: June 8 and December 8 (or if not a Business Day, the immediately preceding Business Day).

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

IN WITNESS WHEREOF, EXELON CORPORATION has caused this instrument to be duly signed.

EXELON CORPORATION

By:
	Name:	Kevin Garrido
	Title:	Assistant Treasurer

[Signature page to 2017 Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon Trust Company, National Association, as Trustee

By:
Authorized Signatory

Dated:

[Signature page to 2017 Note]

[Reverse of Security]

EXELON CORPORATION

1.550% NOTES DUE 2017

1. Interest. Exelon Corporation, a Pennsylvania corporation (the “Company”), promises to pay or cause to be paid interest on the principal amount of this Security at the rate per annum shown above. The Company shall pay interest, payable semi-annually in arrears, on June 9 and December 9 of each year, or if any such day is not a Business Day, on the next succeeding Business Day, with the first payment to be made on December 9, 2015. Interest on the Securities shall accrue from and include the date that the Securities are issued to an excluding the date of maturity or redemption. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

2. Maturity. The Securities will mature on June 9, 2017 (the “Maturity Date”).

3. Method of Payment. Except as provided in the Indenture (as defined below), the Company shall pay interest on the Securities on the applicable Interest Payment Dates, as set forth on the face of this security, to the persons who are holders of record of Securities at the close of business on the immediately preceding Regular Record Date, as set forth on the face of this Security. Holders must surrender Securities to a Paying Agent to collect the principal amount. The Company shall pay, in money of the United States that at the time of payment is legal tender for payment of public and private debts, all amounts due in cash with respect to the Securities, which amounts shall be paid by wire transfer of immediately available funds to the account designated by the Depositary for the Securities or its nominee.

4. Paying Agent and Registrar. Initially, The Bank of New York Mellon Trust Company, National Association, (the “Trustee”) shall act as Paying Agent. The Company initially appoints the Trustee as the Registrar. The Company may change any Paying Agent or Registrar without prior notice to the holders. The Company or any of its Subsidiaries may act in any such capacity.

5. Indenture. The Company issued the Securities under the Indenture, dated as of June 11, 2015 (the “Base Indenture”), among the Company and the Trustee, as supplemented by the First Supplemental Indenture, dated as of June 11, 2015 (the “First Supplemental Indenture” and, together with the Base Indenture, as supplemented, the “Indenture”), among the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended and in effect from time to time (the “Trust Indenture Act”). The Securities are subject to all such terms, and holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder. Subject to the conditions set forth in the Indenture and without the consent of the holders, the Company may issue additional Securities of the same series under the Indenture. All Securities of the same series, including any such additional Securities, shall be treated as a single class of securities under the Indenture. Terms used herein without definition and that are defined in the Indenture have the meanings assigned to them in the Indenture.

6. Redemption. The Securities may be redeemed at the option of the Company as set forth in Section 3(a) of the First Supplemental Indenture.

7. Denominations, Transfer, Exchange. The Securities are in registered form in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof. The provisions of Section 2.8 of the Base Indenture (Registration, Transfer and Exchange) shall apply to the Securities.

8. Persons Deemed Owners. The registered holder of a Security shall be treated as the owner of such Security for all purposes.

9. Amendments, Supplements and Waivers. The Indenture and the Securities may be amended or supplemented as provided in the Indenture.

10. Defaults and Remedies. If an Event of Default with respect to the Securities shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture provides that no Holder of any Security of any series may enforce any remedy with respect to such series under the Indenture unless (a) such Holder previously shall have given to the Trustee written notice of an Event of Default, (b) the Holders of not less than 33% in aggregate principal amount of the Securities of such series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, (c) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding, and (d) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9 of the Base Indenture; provided, however, that such provision shall not prevent the holder hereof from enforcing payment of the principal of or interest on this Security.

11. Discharge and Defeasance. The Indenture contains provisions for discharge and for the defeasance of the entire indebtedness of this Security and certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

12. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not the Trustee.

13. No Recourse Against Others. A director, officer, employee, incorporator or stockholder of the Company, as such, shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

14. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent in accordance with the Indenture.

15. Abbreviations. Customary abbreviations may be used in the name of a holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

16. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

17. Governing Law. This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles thereunder, except to the extent that the law of any other jurisdiction shall be mandatorily applicable.

18. Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY, THE INDENTURE OR THE TRANSACTION CONTEMPLATED HEREBY.

THE COMPANY SHALL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE BASE INDENTURE OR ANY RELEVANT SUPPLEMENTAL INDENTURE. REQUESTS MAY BE MADE TO THE REGISTERED OFFICE OF THE COMPANY.

SCHEDULE A

[SCHEDULE OF ADJUSTMENTS]4

Date Adjustment Made	Principal Amount Increase	Principal Amount Decrease	Principal Amount Following Adjustment	Notification Made on Behalf of the Trustee

[4]	Insert in Global Notes only.

Exhibit A-2

[Face of Security]

EXELON CORPORATION

Certificate No. [●]

[THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR A NOMINEE OF THE DEPOSITORY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), AND ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS REGISTERED GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.]5

2.850% NOTES DUE 2020

CUSIP No. 30161N AH4

ISIN No. US30161NAH44

Exelon Corporation, a Pennsylvania corporation (the “Company”), for value received, hereby promises to pay to [CEDE & CO.]6, as nominee for The Depositary Trust Company, or its registered assigns, the principal sum of $         Dollars ($) [or such greater or lesser amount as is indicated on the Schedule of Adjustments attached hereto]7 on June 15, 2020, and to pay interest thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

[5]	Insert in Global Notes only.
[6]	Insert in Global Notes only.
[7]	Insert in Global Notes only.

Interest Payment Dates: June 15 and December 15 of each year, with the first payment to be made on December 15, 2015.

Regular Record Dates: June 14 and December 14 (or if not a Business Day, the immediately preceding Business Day).

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

IN WITNESS WHEREOF, EXELON CORPORATION has caused this instrument to be duly signed.

EXELON CORPORATION

By:
	Name:	Kevin Garrido
	Title:	Assistant Treasurer

[Signature page to 2020 Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon Trust Company, National Association, as Trustee

By:
Authorized Signatory

Dated:

[Signature page to 2020 Note]

[Reverse of Security]

EXELON CORPORATION

2.850% NOTES DUE 2020

1. Interest. Exelon Corporation, a Pennsylvania corporation (the “Company”), promises to pay or cause to be paid interest on the principal amount of this Security at the rate per annum shown above. The Company shall pay interest, payable semi-annually in arrears, on June 15 and December 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day, with the first payment to be made on December 15, 2015. Interest on the Securities shall accrue from and include the date that the Securities are issued to an excluding the date of maturity or redemption. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

2. Maturity. The Securities will mature on June 15, 2020 (the “Maturity Date”).

3. Method of Payment. Except as provided in the Indenture (as defined below), the Company shall pay interest on the Securities on the applicable Interest Payment Dates, as set forth on the face of this security, to the persons who are holders of record of Securities at the close of business on the immediately preceding Regular Record Date, as set forth on the face of this Security. Holders must surrender Securities to a Paying Agent to collect the principal amount. The Company shall pay, in money of the United States that at the time of payment is legal tender for payment of public and private debts, all amounts due in cash with respect to the Securities, which amounts shall be paid by wire transfer of immediately available funds to the account designated by the Depositary for the Securities or its nominee.

4. Paying Agent and Registrar. Initially, The Bank of New York Mellon Trust Company, National Association, (the “Trustee”) shall act as Paying Agent. The Company initially appoints the Trustee as the Registrar. The Company may change any Paying Agent or Registrar without prior notice to the holders. The Company or any of its Subsidiaries may act in any such capacity.

5. Indenture. The Company issued the Securities under the Indenture, dated as of June 11, 2015 (the “Base Indenture”), among the Company and the Trustee, as supplemented by the First Supplemental Indenture, dated as of June 11, 2015 (the “First Supplemental Indenture” and, together with the Base Indenture, as supplemented, the “Indenture”), among the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended and in effect from time to time (the “Trust Indenture Act”). The Securities are subject to all such terms, and holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder. Subject to the conditions set forth in the Indenture and without the consent of the holders, the Company may issue additional Securities of the same series under the Indenture. All Securities of the same series, including any such additional Securities, shall be treated as a single class of securities under the Indenture. Terms used herein without definition and that are defined in the Indenture have the meanings assigned to them in the Indenture.

6. Redemption. The Securities may be redeemed at the option of the Company as set forth in Section 3(a) of the First Supplemental Indenture.

7. Denominations, Transfer, Exchange. The Securities are in registered form in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof. The provisions of Section 2.8 of the Base Indenture (Registration, Transfer and Exchange) shall apply to the Securities.

8. Persons Deemed Owners. The registered holder of a Security shall be treated as the owner of such Security for all purposes.

9. Amendments, Supplements and Waivers. The Indenture and the Securities may be amended or supplemented as provided in the Indenture.

10. Defaults and Remedies. If an Event of Default with respect to the Securities shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture provides that no Holder of any Security of any series may enforce any remedy with respect to such series under the Indenture unless (a) such Holder previously shall have given to the Trustee written notice of an Event of Default, (b) the Holders of not less than 33% in aggregate principal amount of the Securities of such series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, (c) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding, and (d) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9 of the Base Indenture; provided, however, that such provision shall not prevent the holder hereof from enforcing payment of the principal of or interest on this Security.

11. Discharge and Defeasance. The Indenture contains provisions for discharge and for the defeasance of the entire indebtedness of this Security and certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

12. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not the Trustee.

13. No Recourse Against Others. A director, officer, employee, incorporator or stockholder of the Company, as such, shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

14. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent in accordance with the Indenture.

15. Abbreviations. Customary abbreviations may be used in the name of a holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

16. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

17. Governing Law. This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles thereunder, except to the extent that the law of any other jurisdiction shall be mandatorily applicable.

18. Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY, THE INDENTURE OR THE TRANSACTION CONTEMPLATED HEREBY.

THE COMPANY SHALL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE BASE INDENTURE OR ANY RELEVANT SUPPLEMENTAL INDENTURE. REQUESTS MAY BE MADE TO THE REGISTERED OFFICE OF THE COMPANY.

SCHEDULE A

[SCHEDULE OF ADJUSTMENTS]8

Date Adjustment Made	Principal Amount Increase	Principal Amount Decrease	Principal Amount Following Adjustment	Notification Made on Behalf of the Trustee

[8]	Insert in Global Notes only.

Exhibit A-3

[Face of Security]

EXELON CORPORATION

Certificate No. [●]

[THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR A NOMINEE OF THE DEPOSITORY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), AND ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS REGISTERED GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.]9

3.950% NOTES DUE 2025

CUSIP No. 30161N AJ0

ISIN No. US30161NAJ00

Exelon Corporation, a Pennsylvania corporation (the “Company”), for value received, hereby promises to pay to [CEDE & CO.]10, as nominee for The Depositary Trust Company, or its registered assigns, the principal sum of $         Dollars ($) [or such greater or lesser amount as is indicated on the Schedule of Adjustments attached hereto]11 on June 15, 2025, and to pay interest thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

[9]	Insert in Global Notes only.
[10]	Insert in Global Notes only.
[11]	Insert in Global Notes only.

Interest Payment Dates: June 15 and December 15 of each year, with the first payment to be made on December 15, 2015.

Regular Record Dates: June 14 and December 14 (or if not a Business Day, the immediately preceding Business Day).

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

IN WITNESS WHEREOF, EXELON CORPORATION has caused this instrument to be duly signed.

EXELON CORPORATION

By:
	Name:	Kevin Garrido
	Title:	Assistant Treasurer

[Signature page to 2025 Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon Trust Company, National Association, as Trustee

By:
Authorized Signatory

Dated:

[Signature page to 2025 Note]

[Reverse of Security]

EXELON CORPORATION

3.950% NOTES DUE 2025

1. Interest. Exelon Corporation, a Pennsylvania corporation (the “Company”), promises to pay or cause to be paid interest on the principal amount of this Security at the rate per annum shown above. The Company shall pay interest, payable semi-annually in arrears, on June 15 and December 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day, with the first payment to be made on December 15, 2015. Interest on the Securities shall accrue from and include the date that the Securities are issued to an excluding the date of maturity or redemption. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

2. Maturity. The Securities will mature on June 15, 2025 (the “Maturity Date”).

3. Method of Payment. Except as provided in the Indenture (as defined below), the Company shall pay interest on the Securities on the applicable Interest Payment Dates, as set forth on the face of this security, to the persons who are holders of record of Securities at the close of business on the immediately preceding Regular Record Date, as set forth on the face of this Security. Holders must surrender Securities to a Paying Agent to collect the principal amount. The Company shall pay, in money of the United States that at the time of payment is legal tender for payment of public and private debts, all amounts due in cash with respect to the Securities, which amounts shall be paid by wire transfer of immediately available funds to the account designated by the Depositary for the Securities or its nominee.

4. Paying Agent and Registrar. Initially, The Bank of New York Mellon Trust Company, National Association, (the “Trustee”) shall act as Paying Agent. The Company initially appoints the Trustee as the Registrar. The Company may change any Paying Agent or Registrar without prior notice to the holders. The Company or any of its Subsidiaries may act in any such capacity.

5. Indenture. The Company issued the Securities under the Indenture, dated as of June 11, 2015 (the “Base Indenture”), among the Company and the Trustee, as supplemented by the First Supplemental Indenture, dated as of June 11, 2015 (the “First Supplemental Indenture” and, together with the Base Indenture, as supplemented, the “Indenture”), among the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended and in effect from time to time (the “Trust Indenture Act”). The Securities are subject to all such terms, and holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder. Subject to the conditions set forth in the Indenture and without the consent of the holders, the Company may issue additional Securities of the same series under the Indenture. All Securities of the same series, including any such additional Securities, shall be treated as a single class of securities under the Indenture. Terms used herein without definition and that are defined in the Indenture have the meanings assigned to them in the Indenture.

6. Redemption. The Securities may be redeemed at the option of the Company as set forth in Sections 3(a) and 3(b) of the First Supplemental Indenture. The Securities are subject to special mandatory redemption as set forth in Section 3(c) of the First Supplemental Indenture.

7. Denominations, Transfer, Exchange. The Securities are in registered form in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof. The provisions of Section 2.8 of the Base Indenture (Registration, Transfer and Exchange) shall apply to the Securities.

8. Persons Deemed Owners. The registered holder of a Security shall be treated as the owner of such Security for all purposes.

9. Amendments, Supplements and Waivers. The Indenture and the Securities may be amended or supplemented as provided in the Indenture.

10. Defaults and Remedies. If an Event of Default with respect to the Securities shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture provides that no Holder of any Security of any series may enforce any remedy with respect to such series under the Indenture unless (a) such Holder previously shall have given to the Trustee written notice of an Event of Default, (b) the Holders of not less than 33% in aggregate principal amount of the Securities of such series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, (c) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding, and (d) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9 of the Base Indenture; provided, however, that such provision shall not prevent the holder hereof from enforcing payment of the principal of or interest on this Security.

11. Discharge and Defeasance. The Indenture contains provisions for discharge and for the defeasance of the entire indebtedness of this Security and certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

12. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not the Trustee.

13. No Recourse Against Others. A director, officer, employee, incorporator or stockholder of the Company, as such, shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

14. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent in accordance with the Indenture.

15. Abbreviations. Customary abbreviations may be used in the name of a holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

16. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

17. Governing Law. This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles thereunder, except to the extent that the law of any other jurisdiction shall be mandatorily applicable.

18. Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY, THE INDENTURE OR THE TRANSACTION CONTEMPLATED HEREBY.

THE COMPANY SHALL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE BASE INDENTURE OR ANY RELEVANT SUPPLEMENTAL INDENTURE. REQUESTS MAY BE MADE TO THE REGISTERED OFFICE OF THE COMPANY.

SCHEDULE A

[SCHEDULE OF ADJUSTMENTS]12

Date Adjustment Made	Principal Amount Increase	Principal Amount Decrease	Principal Amount Following Adjustment	Notification Made on Behalf of the Trustee

[12]	Insert in Global Notes only.

Exhibit A-4

[Face of Security]

EXELON CORPORATION

Certificate No. [●]

[THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR A NOMINEE OF THE DEPOSITORY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), AND ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS REGISTERED GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.]13

4.950% NOTES DUE 2035

CUSIP No. 30161N AK7

ISIN No. US30161NAK72

Exelon Corporation, a Pennsylvania corporation (the “Company”), for value received, hereby promises to pay to [CEDE & CO.]14, as nominee for The Depositary Trust Company, or its registered assigns, the principal sum of $         Dollars ($) [or such greater or lesser amount as is indicated on the Schedule of Adjustments attached hereto]15 on June 15, 2035, and to pay interest thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

[13]	Insert in Global Notes only.
[14]	Insert in Global Notes only.
[15]	Insert in Global Notes only.

Interest Payment Dates: June 15 and December 15 of each year, with the first payment to be made on December 15, 2015.

Regular Record Dates: June 14 and December 14 (or if not a Business Day, the immediately preceding Business Day).

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

IN WITNESS WHEREOF, EXELON CORPORATION has caused this instrument to be duly signed.

EXELON CORPORATION

By:
	Name:	Kevin Garrido
	Title:	Assistant Treasurer

[Signature page to 2035 Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon Trust Company, National Association, as Trustee

By:
Authorized Signatory

Dated:

[Signature page to 2035 Note]

[Reverse of Security]

EXELON CORPORATION

4.950% NOTES DUE 2035

1. Interest. Exelon Corporation, a Pennsylvania corporation (the “Company”), promises to pay or cause to be paid interest on the principal amount of this Security at the rate per annum shown above. The Company shall pay interest, payable semi-annually in arrears, on June 15 and December 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day, with the first payment to be made on December 15, 2015. Interest on the Securities shall accrue from and include the date that the Securities are issued to an excluding the date of maturity or redemption. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

2. Maturity. The Securities will mature on June 15, 2035 (the “Maturity Date”).

3. Method of Payment. Except as provided in the Indenture (as defined below), the Company shall pay interest on the Securities on the applicable Interest Payment Dates, as set forth on the face of this security, to the persons who are holders of record of Securities at the close of business on the immediately preceding Regular Record Date, as set forth on the face of this Security. Holders must surrender Securities to a Paying Agent to collect the principal amount. The Company shall pay, in money of the United States that at the time of payment is legal tender for payment of public and private debts, all amounts due in cash with respect to the Securities, which amounts shall be paid by wire transfer of immediately available funds to the account designated by the Depositary for the Securities or its nominee.

4. Paying Agent and Registrar. Initially, The Bank of New York Mellon Trust Company, National Association, (the “Trustee”) shall act as Paying Agent. The Company initially appoints the Trustee as the Registrar. The Company may change any Paying Agent or Registrar without prior notice to the holders. The Company or any of its Subsidiaries may act in any such capacity.

5. Indenture. The Company issued the Securities under the Indenture, dated as of June 11, 2015 (the “Base Indenture”), among the Company and the Trustee, as supplemented by the First Supplemental Indenture, dated as of June 11, 2015 (the “First Supplemental Indenture” and, together with the Base Indenture, as supplemented, the “Indenture”), among the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended and in effect from time to time (the “Trust Indenture Act”). The Securities are subject to all such terms, and holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder. Subject to the conditions set forth in the Indenture and without the consent of the holders, the Company may issue additional Securities of the same series under the Indenture. All Securities of the same series, including any such additional Securities, shall be treated as a single class of securities under the Indenture. Terms used herein without definition and that are defined in the Indenture have the meanings assigned to them in the Indenture.

6. Redemption. The Securities may be redeemed at the option of the Company as set forth in Sections 3(a) and 3(b) of the First Supplemental Indenture. The Securities are subject to special mandatory redemption as set forth in Section 3(c) of the First Supplemental Indenture.

7. Denominations, Transfer, Exchange. The Securities are in registered form in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof. The provisions of Section 2.8 of the Base Indenture (Registration, Transfer and Exchange) shall apply to the Securities.

8. Persons Deemed Owners. The registered holder of a Security shall be treated as the owner of such Security for all purposes.

9. Amendments, Supplements and Waivers. The Indenture and the Securities may be amended or supplemented as provided in the Indenture.

10. Defaults and Remedies. If an Event of Default with respect to the Securities shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture provides that no Holder of any Security of any series may enforce any remedy with respect to such series under the Indenture unless (a) such Holder previously shall have given to the Trustee written notice of an Event of Default, (b) the Holders of not less than 33% in aggregate principal amount of the Securities of such series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, (c) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding, and (d) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9 of the Base Indenture; provided, however, that such provision shall not prevent the holder hereof from enforcing payment of the principal of or interest on this Security.

11. Discharge and Defeasance. The Indenture contains provisions for discharge and for the defeasance of the entire indebtedness of this Security and certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

12. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not the Trustee.

13. No Recourse Against Others. A director, officer, employee, incorporator or stockholder of the Company, as such, shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

14. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent in accordance with the Indenture.

15. Abbreviations. Customary abbreviations may be used in the name of a holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

16. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

17. Governing Law. This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles thereunder, except to the extent that the law of any other jurisdiction shall be mandatorily applicable.

18. Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY, THE INDENTURE OR THE TRANSACTION CONTEMPLATED HEREBY.

THE COMPANY SHALL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE BASE INDENTURE OR ANY RELEVANT SUPPLEMENTAL INDENTURE. REQUESTS MAY BE MADE TO THE REGISTERED OFFICE OF THE COMPANY.

SCHEDULE A

[SCHEDULE OF ADJUSTMENTS]16

Date Adjustment Made	Principal Amount Increase	Principal Amount Decrease	Principal Amount Following Adjustment	Notification Made on Behalf of the Trustee

[16]	Insert in Global Notes only.

Exhibit A-5

[Face of Security]

EXELON CORPORATION

Certificate No. [●]

[THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR A NOMINEE OF THE DEPOSITORY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), AND ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS REGISTERED GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.]17

5.100% NOTES DUE 2045

CUSIP No. 30161N AL5

ISIN No. US30161NAL55

Exelon Corporation, a Pennsylvania corporation (the “Company”), for value received, hereby promises to pay to [CEDE & CO.]18, as nominee for The Depositary Trust Company, or its registered assigns, the principal sum of $         Dollars ($) [or such greater or lesser amount as is indicated on the Schedule of Adjustments attached hereto]19 on June 15, 2045, and to pay interest thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

[17]	Insert in Global Notes only.
[18]	Insert in Global Notes only.
[19]	Insert in Global Notes only.

Interest Payment Dates: June 15 and December 15 of each year, with the first payment to be made on December 15, 2015.

Regular Record Dates: June 14 and December 14 (or if not a Business Day, the immediately preceding Business Day).

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

IN WITNESS WHEREOF, EXELON CORPORATION has caused this instrument to be duly signed.

EXELON CORPORATION

By:
	Name:	Kevin Garrido
	Title:	Assistant Treasurer

[Signature page to 2045 Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon Trust Company, National Association, as Trustee

By:
Authorized Signatory

Dated:

[Signature page to 2045 Note]

[Reverse of Security]

EXELON CORPORATION

5.100% NOTES DUE 2045

1. Interest. Exelon Corporation, a Pennsylvania corporation (the “Company”), promises to pay or cause to be paid interest on the principal amount of this Security at the rate per annum shown above. The Company shall pay interest, payable semi-annually in arrears, on June 15 and December 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day, with the first payment to be made on December 15, 2015. Interest on the Securities shall accrue from and include the date that the Securities are issued to an excluding the date of maturity or redemption. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

2. Maturity. The Securities will mature on June 15, 2045 (the “Maturity Date”).

3. Method of Payment. Except as provided in the Indenture (as defined below), the Company shall pay interest on the Securities on the applicable Interest Payment Dates, as set forth on the face of this security, to the persons who are holders of record of Securities at the close of business on the immediately preceding Regular Record Date, as set forth on the face of this Security. Holders must surrender Securities to a Paying Agent to collect the principal amount. The Company shall pay, in money of the United States that at the time of payment is legal tender for payment of public and private debts, all amounts due in cash with respect to the Securities, which amounts shall be paid by wire transfer of immediately available funds to the account designated by the Depositary for the Securities or its nominee.

4. Paying Agent and Registrar. Initially, The Bank of New York Mellon Trust Company, National Association, (the “Trustee”) shall act as Paying Agent. The Company initially appoints the Trustee as the Registrar. The Company may change any Paying Agent or Registrar without prior notice to the holders. The Company or any of its Subsidiaries may act in any such capacity.

5. Indenture. The Company issued the Securities under the Indenture, dated as of June 11, 2015 (the “Base Indenture”), among the Company and the Trustee, as supplemented by the First Supplemental Indenture, dated as of June 11, 2015 (the “First Supplemental Indenture” and, together with the Base Indenture, as supplemented, the “Indenture”), among the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended and in effect from time to time (the “Trust Indenture Act”). The Securities are subject to all such terms, and holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder. Subject to the conditions set forth in the Indenture and without the consent of the holders, the Company may issue additional Securities of the same series under the Indenture. All Securities of the same series, including any such additional Securities, shall be treated as a single class of securities under the Indenture. Terms used herein without definition and that are defined in the Indenture have the meanings assigned to them in the Indenture.

6. Redemption. The Securities may be redeemed at the option of the Company as set forth in Sections 3(a) and 3(b) of the First Supplemental Indenture. The Securities are subject to special mandatory redemption as set forth in Section 3(c) of the First Supplemental Indenture.

7. Denominations, Transfer, Exchange. The Securities are in registered form in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof. The provisions of Section 2.8 of the Base Indenture (Registration, Transfer and Exchange) shall apply to the Securities.

8. Persons Deemed Owners. The registered holder of a Security shall be treated as the owner of such Security for all purposes.

9. Amendments, Supplements and Waivers. The Indenture and the Securities may be amended or supplemented as provided in the Indenture.

10. Defaults and Remedies. If an Event of Default with respect to the Securities shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture provides that no Holder of any Security of any series may enforce any remedy with respect to such series under the Indenture unless (a) such Holder previously shall have given to the Trustee written notice of an Event of Default, (b) the Holders of not less than 33% in aggregate principal amount of the Securities of such series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, (c) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding, and (d) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9 of the Base Indenture; provided, however, that such provision shall not prevent the holder hereof from enforcing payment of the principal of or interest on this Security.

11. Discharge and Defeasance. The Indenture contains provisions for discharge and for the defeasance of the entire indebtedness of this Security and certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

12. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not the Trustee.

13. No Recourse Against Others. A director, officer, employee, incorporator or stockholder of the Company, as such, shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

14. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent in accordance with the Indenture.

15. Abbreviations. Customary abbreviations may be used in the name of a holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

16. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

17. Governing Law. This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles thereunder, except to the extent that the law of any other jurisdiction shall be mandatorily applicable.

18. Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY, THE INDENTURE OR THE TRANSACTION CONTEMPLATED HEREBY.

THE COMPANY SHALL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE BASE INDENTURE OR ANY RELEVANT SUPPLEMENTAL INDENTURE. REQUESTS MAY BE MADE TO THE REGISTERED OFFICE OF THE COMPANY.

SCHEDULE A

[SCHEDULE OF ADJUSTMENTS]20

Date Adjustment Made	Principal Amount Increase	Principal Amount Decrease	Principal Amount Following Adjustment	Notification Made on Behalf of the Trustee

[20]	Insert in Global Notes only.